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                                                            EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated August 24, 1995 included in Amati Communications Corporation's (formerly ICOT Corporation) Form 10-K for the year ended July 29, 1995.




                                   ARTHUR ANDERSEN LLP

San Jose, California
December 22, 1995